Note 07 - Recoverable Taxes (Detail) (USD $) In Millions	Mar. 31, 2011	Dec. 31, 2010
Local:
Domestic value-added tax (ICMS)	$ 3,255	$ 3,022
PASEP/COFINS	7,366	6,885
Income tax and social contribution	1,168	1,265
Foreign value-added tax (IVA)	35	42
Other recoverable taxes	551	453
Total	12,375	11,667
Less: Long-term recoverable taxes	(6,211)	(6,407)
Current recoverable taxes	$ 6,164	$ 5,260